                                                                     EXHIBIT 3.5

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE



         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "CHANCELLOR MEDIA/KYSR INC.", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 11:04 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.









                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:      9229242

                                              DATE:      07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                           CHANCELLOR MEDIA/KYSR INC.
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                                  STATE OF INCORPORATION
         ----                                                  ----------------------
         Chancellor Media/KYSR, Inc.                                  Delaware
         Chancellor Media Corporation of the Lone Star State          Delaware

                  SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 31, 1998

                                     CHANCELLOR MEDIA CORPORATION OF
                                     THE LONE STAR STATE


                                     BY:  /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

               "CHANCELLOR MEDIA CORPORATION OF TIBURON", A DELAWARE
          CORPORATION,

               WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE
          LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE
          LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS
          OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 11:03 O'CLOCK A.M.

               A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.






                                           /s/ Edward J. Freel
                           [SEAL]          -------------------------------------
                                           Edward J. Freel, Secretary of State


                                           AUTHENTICATION:           9229222

                                                     DATE:           07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                    CHANCELLOR MEDIA CORPORATION OF TIBURON
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


              The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

              DOES HEREBY CERTIFY:

              FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:


     NAME                                                   STATE OF INCORPORATION
     ----                                                   ----------------------
     Chancellor Media Corporation of Tiburon                       Delaware
     Chancellor Media Corporation of the Lone Star State           Delaware

             SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of the State of Delaware.

             THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

             FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

          FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

          SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:   July 31, 1998

                                   CHANCELLOR MEDIA CORPORATION OF
                                   THE LONE STAR STATE


                                   By:   /s/ Andrea Hulcy
                                      ---------------------------------------
                                       Andrea Hulcy
                                       Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE



         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "CHANCELLOR MEDIA/WLIT INC.", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 11:02 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.









                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:      9229184

                                              DATE:      07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                           CHANCELLOR MEDIA/WLIT INC.
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporation of the merger is as follows:

         NAME                                                  STATE OF INCORPORATION
         ----                                                  ----------------------
         Chancellor Media/WLIT Inc.                                   Delaware
         Chancellor Media Corporation of the Lone Star State          Delaware

                  SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Date: July 31, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE LONE STAR STATE


                                    By:   /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "CHANCELLOR MEDIA CORPORATION OF THE LIBERTY CITY", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 11:01 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.








                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:     9229173

                                              DATE:     07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                CHANCELLOR MEDIA CORPORATION OF THE LIBERTY CITY
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                                  STATE OF INCORPORATION
         ----                                                  ----------------------
         Chancellor Media Corporation of the Liberty City              Delaware
         Chancellor Media Corporation of the Lone Star State           Delaware

                  SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 31, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE LONE STAR STATE


                                    By:  /s/ Andrea Hulcy
                                         ---------------------------------------
                                         Andrea Hulcy
                                         Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF THE GREAT LAKES", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 12:03 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


[SEAL]                                  /s/  Edward J. Freel
                                        -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:     9226241

                                                 DATE:     07-30-98

                             CERTIFICATE OF MERGER
                                       OF
                CHANCELLOR MEDIA CORPORATION OF THE GREAT LAKES
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     NAME                                                   STATE OF INCORPORATION
     ----                                                   ----------------------
     Chancellor Media Corporation of the Great Lakes             Delaware
     Chancellor Media Corporation of the Lone Star State         Delaware

     SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:   July 29, 1998

                                   CHANCELLOR MEDIA CORPORATION OF
                                   THE LONE STAR STATE


                                   By:  /s/   Andrea Hulcy
                                        ----------------------------------------
                                        Andrea Hulcy
                                        Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF THE MOTOR CITY", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 12:04 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



[SEAL]                                  /s/  Edward J. Freel
                                        -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:     9226256

                                                 DATE:     07-30-98

                             CERTIFICATE OF MERGER
                                       OF
                 CHANCELLOR MEDIA CORPORATION OF THE MOTOR CITY
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                                  STATE OF INCORPORATION
         ----                                                  ----------------------
         Chancellor Media Corporation of the Motor City               Delaware
         Chancellor Media Corporation of the Lone Star State          Delaware

                  SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 29, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE LONE STAR STATE


                                    By:   /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "CHANCELLOR MEDIA CORPORATION OF MICHIGAN", A DELAWARE CORPORATION,

         WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 12:02 O'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.





                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:      9226215

                                              DATE:      07-30-98

                             CERTIFICATE OF MERGER
                                       OF
                    CHANCELLOR MEDIA CORPORATION OF MICHIGAN
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


                    The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                    DOES HEREBY CERTIFY:

                    FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

   NAME                                                   STATE OF INCORPORATION
   ----                                                   ----------------------
   Chancellor Media Corporation of Michigan                    Delaware
   Chancellor Media Corporation of the Lone Star State         Delaware

                    SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                    THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

                    FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                    FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                    SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 29, 1998


                                 CHANCELLOR MEDIA CORPORATION OF
                                 THE LONE STAR STATE

                                 BY:  /s/ Andrea Hulcy
                                    --------------------------------------
                                    Andrea Hulcy
                                    Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

          "CHANCELLOR MEDIA CORPORATION OF SAN FRANCISCO", A DELAWARE
CORPORATION,

          WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 12:01 O'CLOCK P.M.

          A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


                                        /s/ Edward J. Freel
                         [SEAL]         -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  9226201

                                                  DATE:  07-30-98

                             CERTIFICATE OF MERGER
                                       OF
                 CHANCELLOR MEDIA CORPORATION OF SAN FRANCISCO
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:


NAME                                                      STATE OF INCORPORATION
----                                                      ----------------------

Chancellor Media Corporation of San Francisco             Delaware
Chancellor Media Corporation of the Lone Star State       Delaware

     SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 29, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE LONE STAR STATE


                                    By: /s/ Andrea Hulcy
                                        --------------------------------------
                                        Andrea Hulcy
                                        Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF CHICAGOLAND", A DELAWARE CORPORATION,

     "CHANCELLOR MEDIA CORPORATION OF DALLAS", A DELAWARE CORPORATION,

     "CHANCELLOR MEDIA CORPORATION OF DETROIT", A DELAWARE CORPORATION,

     "CHANCELLOR MEDIA CORPORATION OF NEW YORK", A DELAWARE CORPORATION,

     "CHANCELLOR MEDIA PARTNERS CORPORATION", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 12 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



           [SEAL]                      /s/ Edward J. Freel
                                       ---------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION: 9226161

                                                 DATE: 07-30-98

                             CERTIFICATE OF MERGER
                                       OF
                     CHANCELLOR MEDIA PARTNERS CORPORATION,
                  CHANCELLOR MEDIA CORPORATION OF CHICAGOLAND,
                    CHANCELLOR MEDIA CORPORATION OF DALLAS,
                    CHANCELLOR MEDIA CORPORATION OF DETROIT
                                      AND
                    CHANCELLOR MEDIA CORPORATION OF NEW YORK
                                      INTO
              CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE


     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME                                                 STATE OF INCORPORATION
----                                                 ----------------------
Chancellor Media Partners of Corporation                    Delaware
Chancellor Media Corporation of Chicagoland                 Delaware
Chancellor Media Corporation of Dallas                      Delaware
Chancellor Media Corporation of Detroit                     Delaware
Chancellor Media Corporation of New York                    Delaware
Chancellor Media Corporation of the Lone Star State         Delaware

     SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Lone Star State.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Lone Star State shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 29, 1998

                                     CHANCELLOR MEDIA CORPORATION OF
                                     THE LONE STAR STATE



                                     By: /s/ Andrea Hulcy
                                         ---------------------------
                                         Andrea Hulcy
                                         Vice President and
                                         Assistant Secretary

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" TO "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.










                                     [SEAL]
                                                    /s/  Edward J. Freel
                                                    --------------------------
                                                    Edward J. Freel,
                                                    Secretary of State

                                                    AUTHENTICATION:  8712350

                                                              DATE:  10-21-97

                                   EXHIBIT D-1

                             List of EQK Exceptions

                              As of August 7, 1998

         [Exceptions to Representations and Warranties of EQK contained in
Article III]

As toss.3.07(c): The following tenant allowances in excess of $25,000 have been committed to and/or paid since March 31, 1998: Cafe Matangos ($85,000 commitment, of which $28,333 has been paid); The Gap ($375,000 commitment, lease net yet executed); Radio Shack ($35,000 commitment, which has not been paid); Joy Buster Brown ($100,000 commitment, lease not yet executed); Strictly Nails ($30,000 commitment, lease not yet executed); Lady Footlocker ($35,000 commitment, lease not yet executed); and Kay Bee Toys ($40,000 commitment, lease not het executed).



As to ss.3.07(m) The following capital expenditures in excess of $25,000 have been made or committed to subsequent to March 31, 1998: parking lot overlay ($70,408 paid); and roof repairs ($148,109 commited, of which $147,505 has been paid.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


                   Pursuant to Section 242 of the General Incorporation Law of

the State of Delaware, Evergreen Media Corporation of Chicago FM (the

"Corporation"), a Delaware corporation, hereby certifies that:


    1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

         FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

         "CHANCELLOR MEDIA CORPORATION OF THE LONE STAR STATE"

    2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

    IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.

                                                  EVERGREEN MEDIA CORPORATION
                                                  OF CHICAGO FM,
                                                  a Delaware Corporation

                                                  By: /s/ Omar Chourcair
                                                      --------------------------
                                                  Name:  Omar Choucair
                                                  Title: Vice President

                                   EXHIBIT D-2

                             List of ART Exceptions

                                      None.

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", FILED IN THIS

OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.







                                     [SEAL] /s/ EDWARD J. FREEL
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION:  8705615

                                                      DATE:  10-16-97

                          CERTIFICATE OF INCORPORATION

                                      OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


                  FIRST.   The name of this corporation is:

                           EVERGREEN MEDIA CORPORATION OF CHICAGO FM

                  SECOND.  The address of its registered office in the State of

Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle.

The name of its registered agent at such address is The Corporation Trust

Company.

                  THIRD.   The nature of business or purposes to be conducted or

promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  FOURTH.  The corporation shall have authority to issue one thousand (1,000) shares of common stock, with a par value of $1.00 per share.

All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

                  FIFTH.   The Name and mailing address of the incorporator is:

                           Eve M. Ellison
                           LATHAM & WATKINS
                           1001 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004

                  SIXTH. The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

                               Scott K. Ginsburg

                  SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

                  EIGHTH. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  NINTH. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                  TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

                  I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                             /s/ Eve M. Ellison
                                             -----------------------------------
                                             Eve M. Ellison
                                             Incorporator

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

         "H&G COMMUNICATIONS OF CHICAGO FM, INC.", A HAWAII CORPORATION,

         WITH AND INTO "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 9:15 O'CLOCK A.M.









                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:      8705616

                                              DATE:      10-16-97

                          PLAN AND AGREEMENT OF MERGER

     AGREEMENT OF MERGER made this 27th day of June, 1988, between H&G Communications of Chicago FM, Inc., a Hawaii corporation, hereinafter called H&G of Chicago FM, and Evergreen Media Corporation of Chicago FM, a Delaware corporation, hereinafter called the Company.

     WHEREAS, H&G of Chicago FM has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Company has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Board of Directors of H&G of Chicago FM and the Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their mutual sole shareholder H&G Communications, Inc., that H&G of Chicago FM merge with the Company under and pursuant to the provisions of the Business Corporation Act of the State of Hawaii and of the General Corporation Law of the State of Delaware.

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

     1. Merger. H&G of Chicago FM shall be and, subject to compliance with the laws of the States of Hawaii and Delaware as set forth below, it hereby is merged into the Company.

     2. Effective Date. This Agreement of Merger shall become effective immediately upon compliance with all requirements to effectiveness under the laws of the States of Hawaii and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

     3. Surviving Corporation. The Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of H&G of Chicago FM shall cease forthwith upon the Effective Date.

     4. Authorized Capital. The authorized capital stock of the Company following the Effective Date shall be 1,000 shares of Common Stock, par value $1.00 share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

     5. Certificate of Incorporation. The Certificate of Incorporation of the Company as of the date hereof, which is set forth as Appendix A hereto, shall be the Certificate of Incorporation of the Company following the Effective Date until such time, if ever, when the same shall be amended in accordance with its terms and with the laws of the State of Delaware.

     6. Bylaws. The Bylaws of the Company as they exist on the Effective Date shall be the Bylaws of the Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     7. Board of Directors and Officers. The members of the Board of Directors and the officers of the Company immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Further Assurance of Title. If at any time the Company shall consider or be advised that any acknowledgements or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Company any right, title or interest of H&G of Chicago FM held immediately prior to the Effective Date, H&G of Chicago FM and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in the Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of H&G of Chicago FM or otherwise.

     9. Retirement of Organization Stock. Forthwith upon the Effective Date, each of the 1,000 shares of the Common Stock of the Company presently issued and outstanding shall be retired, and no shares of the Common Stock or other securities of the Company shall be issued in respect thereof.

     10. Conversion of Outstanding Stock. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of H&G of Chicago FM and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Company, and each certificate nominally representing shares of Common Stock of H&G of Chicago FM shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Company.

     11. Rights and Liabilities of the Company. At and after the effective time of the merger, the Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the parties hereto; all debts due to H&G of Chicago FM or whatever account shall be vested in the Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in H&G of Chicago FM shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto shall thenceforth attach to the Company and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     12. Book Entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Company in accordance with the following:

         (a) The assets and liabilities of H&G of Chicago FM shall be recorded at the amounts at which they are carried on the books of H&G of Chicago FM immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 1,000 shares of Common Stock of the Company presently issued and outstanding.

         (b) There shall be credited to the Retained Earnings Account an amount equal to that carried on the Retained Earnings Account of H&G of Chicago FM immediately prior to the Effective Date.

     13. Service of Process on the Company. The Company agrees that it may be served with process in the State of Hawaii in any proceeding for enforcement of any obligation of H&G of Chicago FM as well as for the enforcement of any obligation of the Company arising from the merger.

     14. Plan of Reorganization. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

     15. Counterparts. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.


ATTEST:                                  H&G COMMUNICATIONS OF
                                            CHICAGO FM, INC.


-------------------------                BY:
  Secretary                                  ----------------------------


Corporate Seal

ATTEST:                                  EVERGREEN MEDIA CORPORATION
                                            OF CHICAGO FM

/s/ John D. Watson, Jr.
-------------------------                BY: /s/ Scott K. Ginsburg
  Assistant Secretary                        ----------------------------
                                             Scott K. Ginsburg,
                                             President


Corporate Seal

     14. Plan of Reorganization. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

     15. Counterparts. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.


ATTEST:                                  H&G COMMUNICATIONS OF
                                            CHICAGO FM, INC.


-------------------------                BY: /s/ Earl McDaniel
  Secretary                                  ---------------------------
                                             Earl McDaniel,
                                             Chairman of the Board

Corporate Seal

ATTEST:                                  EVERGREEN MEDIA CORPORATION
                                            OF CHICAGO FM


-------------------------                BY:
  Assistant Secretary                       ----------------------------
                                            Scott K. Ginsburg,
                                            President


Corporate Seal

                     CERTIFICATE OF THE ASSISTANT SECRETARY
                                       OF
                          EVERGREEN MEDIA CORPORATION
                                 OF CHICAGO FM
                            (a Delaware Corporation)



     I, John D. Watson, Jr., the Assistant Secretary of Evergreen Media Corporation of Chicago FM, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Assistant Secretary under the corporate seal of said corporation, was duly approved and adopted by the written consent of the holder of all of the outstanding stock entitled to vote thereon.

     WITNESS my hand and seal of said Evergreen Media Corporation of Chicago FM this 27th day of June, 1988.


                                    /s/ John D. Watson, Jr.
(SEAL)                              ---------------------------
                                    Assistant Secretary

                                   EXHIBIT A
                          CERTIFICATE OF INCORPORATION
                                       OF
                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM



     FIRST.   The name of this corporation is:
              EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.   The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.   The name and mailing address of the incorporator is:

                         Eve M. Ellison
                         LATHAM & WATKINS
                         1001 Pennsylvania Avenue, N.W.
                         Washington, D.C. 20004

     SIXTH.   The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

                               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.   No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                      /s/ Eve M. Ellison
                                      --------------------------
                                      Eve M. Ellison
                                      Incorporator

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SIXTH DAY OF OCTOBER, A.D. 1997.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.




                             [SEAL]       /s/ Edward J. Freel
                                          ------------------------------------
                                          Edward, J. Freel, Secretary of State


                                          AUTHENTICATION: 8687312

                                                    DATE: 10-06-97

     2. Evergreen Media Corporation of Chicago FM:

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM

               (MERGER W/ H&G COMMUNICATIONS OF CHICAGO FM, INC.)

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


     I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.








                          [SEAL]        /s/ Michael Ratchford
                                        -------------------------------------
                                        Michael Ratchford, Secretary of State


                                        AUTHENTICATION: *3646584

                                                  DATE: 11/03/1992

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

                           Eve M. Ellison
                           LATHAM & WATKINS
                           1001 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004

     SIXTH. The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

             Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the power conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                          /s/ Eve M. Ellison
                                          -----------------------------------
                                          Eve M. Ellison
                                          Incorporator

                               State of Delaware

                                   [PICTURE]

                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF EVERGREEN MEDIA CORPORATION OF CHICAGO FM FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.






                                             /s/ Michael Harkins
[SEAL]                                       -----------------------------------
                                             Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1216897

                                                       DATE: 05/04/1989

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     FIRST.   The name of this corporation is:

              EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.   The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The corporation shall have authority to issue one thousand (1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.   The name and mailing address of the incorporator is:

                         Eve M. Ellison
                         LATHAM & WATKINS
                         1001 Pennsylvania Avenue, N.W.
                         Washington, D.C. 20004

     SIXTH.   The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

              Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.   No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                      /s/ Eve M. Ellison
                                      --------------------------
                                      Eve M. Ellison
                                      Incorporator

                               State of Delaware

                                   [PICTURE]


                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF EVERGREEN MEDIA CORPORATION OF CHICAGO FM FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.















[SEAL]                                       /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State


                                                    AUTHENTICATION:  1758942

                                                              DATE:  06/23/1988

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ Eve M. Ellison
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator

                               State of Delaware

                                   [PICTURE]


                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF EVERGREEN MEDIA CORPORATION OF CHICAGO FM FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.















[SEAL]                                       /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State


                                                    AUTHENTICATION:  1758942

                                                             DATE:  06/23/1988

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ EVE M. ELLISON
                                                         ---------------------
                                                         Eve M. Ellison
                                                         Incorporator

                               STATE OF DELAWARE

                                   [PICTURE]

                          OFFICE OF SECRETARY OF STATE


          I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF "H&G COMMUNICATIONS OF CHICAGO FM, INC." A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF HAWAII, MERGING WITH AND INTO "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 9:15 O'CLOCK A.M.

          AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.

                              | | | | | | | | | |



[SEAL]                                  /s/ MICHAEL HARKINS
738182028                               ----------------------------------------
                                          Michael Harkins, Secretary of State

                                        AUTHENTICATION: 1770743
                                                  DATE: 06/30/1988

                         PLAN AND AGREEMENT OF MERGER

     AGREEMENT OF MERGER made this 27th day of June, 1988, between H&G Communications of Chicago FM, Inc., a Hawaii corporation, hereinafter called H&G of Chicago FM, and Evergreen Media Corporation of Chicago FM, a Delaware corporation, hereinafter called the Company.

     WHEREAS, H&G of Chicago FM has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Company has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Board of Directors of H&G of Chicago FM and the Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their mutual sole shareholder, H&G Communications, Inc., that H&G of Chicago FM merge with the Company under and pursuant to the provisions of the Business Corporation Act of the State of Hawaii and of the General Corporation Law of the State of Delaware.

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

     1. Merger. H&G of Chicago FM shall be and, subject to compliance with the laws of the States of Hawaii and Delaware as set forth below, it hereby is merged into the Company.

     2. Effective Date. This Agreement of Merger shall become effective immediately upon compliance with all requirements to effectiveness under the laws of the States of Hawaii and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

     3. Surviving Corporation. The Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of H&G of Chicago FM shall cease forthwith upon the Effective Date.

     4. Authorized Capital. The authorized capital stock of the Company following the Effective Date shall be 1,000 shares of Common Stock, par value $1.00 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

     5. Certificate of Incorporation. The Certificate of Incorporation of the Company as of the date hereof, which is set forth as Appendix A hereto, shall be the Certificate of Incorporation of the Company following the Effective Date until such time, if ever, when the same shall be amended in accordance with its terms and with the laws of the State of Delaware.

     6. Bylaws. The Bylaws of the Company as they exist on the Effective Date shall be the Bylaws of the Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     7. Board of Directors and Officers. The members of the Board of Directors and the officers of the Company immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Further Assurance of Title. If at any time the Company shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Company any right, title or interest of H&G of Chicago FM held immediately prior to the Effective Date, H&G of Chicago FM and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in the Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of H&G of Chicago FM or otherwise.

     9. Retirement of Organization Stock. Forthwith upon the Effective Date, each of the 1,000 shares of the Common Stock of the Company presently issued and outstanding shall be retired, and no shares of the Common Stock or other securities of the Company shall be issued in respect thereof.

    10. Conversion of Outstanding Stock. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of H&G of Chicago FM and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Company, and each certificate nominally representing shares of Common Stock of H&G of Chicago FM shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Company.

         11. Rights and Liabilities of the Company. At and after the effective time of the merger, the Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the parties hereto; all debts due to H&G of Chicago FM or whatever account shall be vested in the Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in H&G of Chicago FM shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto shall thenceforth attach to the Company and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         12. Book Entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Company in accordance with the following:

                  (a) The assets and liabilities of H&G of Chicago FM shall be recorded at the amounts at which they are carried on the books of H&G of Chicago FM immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 1,000 shares of Common Stock of the Company presently issued and outstanding.

                  (b) There shall be credited to the Retained Earnings Account an amount equal to that carried on the Retained Earnings Account of H&G of Chicago FM immediately prior to the Effective Date.

         13. Service of Process on the Company. The Company agrees that it may be served with process in the State of Hawaii in any proceeding for enforcement of any obligation of H&G of Chicago FM as well as for the enforcement of any obligation of the Company arising from the merger.

         14. Plan of Reorganization. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

         15. Counterparts. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.



ATTEST:                                      H&G COMMUNICATIONS OF
                                                CHICAGO FM, INC


/s/                                          BY: /s/ Earl McDaniel
----------------------------                     ------------------------------
       Secretary                                 Earl McDaniel,
                                                 Chairman of the Board



Corporate Seal


ATTEST:                                      EVERGREEN MEDIA CORPORATION
                                                OF CHICAGO FM


/s/  John D. Watson, Jr.                     BY: /s/ Scott K. Ginsburg
---------------------------                      ------------------------------
     Assistant Secretary                         Scott K. Ginsburg,
                                                 President


Corporate Seal

                     CERTIFICATE OF THE ASSISTANT SECRETARY
                                       OF
                          EVERGREEN MEDIA CORPORATION
                                 OF CHICAGO FM
                            (a Delaware Corporation)


     I, John D. Watson, Jr., the Assistant Secretary of Evergreen Media Corporation of Chicago FM, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Assistant Secretary under the corporate seal of said corporation, was duly approved and adopted by the written consent of the holder of all of the outstanding stock entitled to vote thereon.

     WITNESS my hand and seal of said Evergreen Media Corporation of Chicago FM this 27th day of June, 1988.


(SEAL)                                        /s/ John D. Watson, Jr.
                                              -----------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ EVE M. ELLISON
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator

                               STATE OF DELAWARE

                                   [PICTURE]

                          OFFICE OF SECRETARY OF STATE

                             ----------------------


          I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF "H&G COMMUNICATIONS OF CHICAGO FM, INC." A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF HAWAII, MERGING WITH AND INTO "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DATE OF JUNE, A.D. 1988, AT 9:15 O'CLOCK A.M.

          AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.


                                       /s/ MICHAEL HARKINS
                                       ------------------------------------
      [SEAL]                           Michael Harkins, Secretary of State
    738182028
                                       AUTHENTICATION:      1770746

                                                 DATE:     06/30/1988

                               STATE OF DELAWARE

                                   [PICTURE]

                          OFFICE OF SECRETARY OF STATE

                              --------------------

          I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF "H&G COMMUNICATIONS OF CHICAGO FM, INC." A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF HAWAII, MERGING WITH AND INTO "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 9:15 O'CLOCK A.M.

          AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.


[SEAL]                                  /s/ MICHAEL HARKINS
                                        ----------------------------------------
                                          Michael Harkins, Secretary of State

738182028                               AUTHENTICATION: 1770742
                                                  DATE: 06/30/1988

                         PLAN AND AGREEMENT OF MERGER

     AGREEMENT OF MERGER made this 27th day of June, 1988, between H&G Communications of Chicago FM, Inc., a Hawaii corporation, hereinafter called H&G of Chicago FM, and Evergreen Media Corporation of Chicago FM, a Delaware corporation, hereinafter called the Company.

     WHEREAS, H&G of Chicago FM has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Company has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Board of Directors of H&G of Chicago FM and the Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their mutual sole shareholder, H&G Communications, Inc., that H&G of Chicago FM merge with the Company under and pursuant to the provisions of the Business Corporation Act of the State of Hawaii and of the General Corporation Law of the State of Delaware.

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

     1. MERGER. H&G of Chicago FM shall be and, subject to compliance with the laws of the States of Hawaii and Delaware as set forth below, it hereby is merged into the Company.

     2. EFFECTIVE DATE. This Agreement of Merger shall become effective immediately upon compliance with all requirements to effectiveness under the laws of the States of Hawaii and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

     3. SURVIVING CORPORATION. The Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of H&G of Chicago FM shall cease forthwith upon the Effective Date.

     4. AUTHORIZED CAPITAL. The authorized capital stock of the Company following the Effective Date shall be 1,000 shares of Common Stock, par value $1.00 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

     5. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company as of the date hereof, which is set forth as Appendix A hereto, shall be the Certificate of Incorporation of the Company following the Effective Date until such time, if ever, when the same shall be amended in accordance with its terms and with the laws of the State of Delaware.

     6. BYLAWS. The Bylaws of the Company as they exist on the Effective Date shall be the Bylaws of the Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     7. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of the Company immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. FURTHER ASSURANCE OF TITLE. If at any time the Company shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Company any right, title or interest of H&G of Chicago FM held immediately prior to the Effective Date, H&G of Chicago FM and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in the Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of H&G of Chicago FM or otherwise.

     9. RETIREMENT OF ORGANIZATION STOCK. Forthwith upon the Effective Date, each of the 1,000 shares of the Common Stock of the Company presently issued and outstanding shall be retired, and no shares of the Common Stock or other securities of the Company shall be issued in respect thereof.

    10. CONVERSION OF OUTSTANDING STOCK. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of H&G of Chicago FM and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Company, and each certificate nominally representing shares of Common Stock of H&G of Chicago FM shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Company.

     11. RIGHTS AND LIABILITIES OF THE COMPANY. At and after the effective time of the merger, the Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the parties hereto; all debts due to H&G of Chicago FM or whatever account shall be vested in the Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in H&G of Chicago FM shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto shall thenceforth attach to the Company and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     12. BOOK ENTRIES. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Company in accordance with the following:

          (a) The assets and liabilities of H&G of Chicago FM shall be recorded at the amounts at which they are carried on the books of H&G of Chicago FM immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 1,000 shares of Common Stock of the Company presently issued and outstanding.

          (b) There shall be credited to the Retained Earnings Account an amount equal to that carried on the Retained Earnings Account of H&G of Chicago FM immediately prior to the Effective Date.

     13. SERVICE OF PROCESS ON THE COMPANY. The Company agrees that it may be served with process in the State of Hawaii in any proceeding for enforcement of any obligation of H&G of Chicago FM as well as for the enforcement of any obligation of the Company arising from the merger.

     14. PLAN OF REORGANIZATION. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

     15. COUNTERPARTS. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.


ATTEST:                                 H&G COMMUNICATIONS OF
                                          CHICAGO FM, INC.
/s/
--------------------------------        BY: /s/ Earl McDaniel
           Secretary                        -------------------------------
                                            Earl McDaniel
                                            Chairman of the Board

Corporate Seal

ATTEST:                                 EVERGREEN MEDIA CORPORATION
                                          OF CHICAGO FM
/s/ John D. Watson, Jr.
--------------------------------        BY: /s/ Scott K. Ginsburg
      Assistant Secretary                   -------------------------------
                                            Scott K. Ginsburg,
                                            President

Corporate Seal

                     CERTIFICATE OF THE ASSISTANT SECRETARY
                                       OF
                          EVERGREEN MEDIA CORPORATION
                                 OF CHICAGO FM
                            (a Delaware Corporation)


     I, John D. Watson, Jr., the Assistant Secretary of Evergreen Media Corporation of Chicago FM, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Assistant Secretary under the corporate seal of said corporation, was duly approved and adopted by the written consent of the holder of all of the outstanding stock entitled to vote thereon.

     WITNESS my hand and seal of said Evergreen Media Corporation of Chicago FM this 27th day of June, 1988.


(SEAL)                                        /s/ John D. Watson, Jr.
                                              -----------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or re-peal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ Eve M. Ellison
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator

                               State of Delaware


                                   (Picture)


                          Office of Security of State



                                [ILLEGIBLE COPY]


[SEAL]                                       /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

                                                      Authentication: 1770746
                                                                Date: 06/30/1988

                         PLAN AND AGREEMENT OF MERGER

         AGREEMENT OF MERGER made this 27th day of June, 1988, between H&G Communications of Chicago FM, Inc., a Hawaii corporation, hereinafter called H&G of Chicago FM, and Evergreen Media Corporation of Chicago FM, a Delaware corporation, hereinafter called the Company.

         WHEREAS, H&G of Chicago FM has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

         WHEREAS, the Company has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

         WHEREAS, the Board of Directors of H&G of Chicago FM and the Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their mutual sole shareholder, H&G Communications, Inc., that H&G of Chicago FM merge with the Company under and pursuant to the provisions of the Business Corporation Act of the State of Hawaii and of the General Corporation Law of the State of Delaware.

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

         1.     Merger.   H&G of Chicago FM shall be and, subject to compliance
with the laws of the States of Hawaii and Delaware as set forth below, it hereby is merged into the Company.

         2.     Effective Date.   This Agreement of Merger shall become
effective immediately upon compliance with all requirements to effectiveness under the laws of the States of Hawaii and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

         3.     Surviving Corporation.   The Company shall survive the merger
herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of H&G of Chicago FM shall cease forthwith upon the Effective Date.

         4. Authorized Capital. The authorized capital stock of the Company following the Effective Date shall be 1,000 shares of Common Stock, par value $1.00 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

         5.     Certificate of Incorporation.   The Certificate of Incorporation
of the Company as of the date hereof, which is set forth as Appendix A hereto, shall be the Certificate of Incorporation of the Company following the Effective Date until such time, if ever, when the same shall be amended in accordance with its terms and with the laws of the State of Delaware.

         6.     Bylaws.   The Bylaws of the Company as they exist on the
Effective Date shall be the Bylaws of the Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

         7.     Board of Directors and Officers.   The members of the Board of
Directors and the officers of the Company immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

         8.     Further Assurance of Title.   If at any time the Company shall
consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Company any right, title or interest of H&G of Chicago FM held immediately prior to the Effective Date, H&G of Chicago FM and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in the Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of H&G of Chicago FM or otherwise.

         9.     Retirement of Organization Stock.   Forthwith upon the Effective
Date, each of the 1,000 shares of the Common Stock of the Company presently issued and outstanding shall be retired, and no shares of the Common Stock or other securities of the Company shall be issued in respect thereof.

         10.    Conversion of Outstanding Stock.   Forthwith upon the Effective
Date, each of the issued and outstanding shares of Common Stock of H&G of Chicago FM and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Company, and each certificate nominally representing shares of Common Stock of H&G of Chicago FM shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Company.

         11.    Rights and Liabilities of the Company.   At and after the
effective time of the merger, the Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the parties hereto; all debts due to H&G of Chicago FM or whatever account shall be vested in the Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in H&G of Chicago FM shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto shall thenceforth attach to the Company and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         12.    Book Entries.   The merger contemplated hereby shall be treated
as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Company in accordance with the following:

                (a) The assets and liabilities of H&G of Chicago FM shall be recorded at the amounts at which they are carried on the books of H&G of Chicago FM immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 1,000 shares of Common Stock of the Company presently issued and outstanding.

                (b) There shall be credited to the Retained Earnings Account an amount equal to that carried on the Retained Earnings Account of H&G of Chicago FM immediately prior to the Effective Date.

         13. Service of Process on the Company. The Company agrees that it may be served with process in the State of Hawaii in any proceeding for enforcement of any obligation of H&G of Chicago FM as well as for the enforcement of any obligation of the Company arising from the merger.

         14. Plan Of Reorganization. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

         15. Counterparts. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.

ATTEST:                                     H&G COMMUNICATIONS OF
                                              CHICAGO  FM, INC.

/s/                                         BY: /s/ Earl McDaniel
-----------------------                       -------------------------
  Secretary                                     Earl McDaniel,
                                                Chairman of the Board

Corporate Seal

ATTEST:                                     EVERGREEN MEDIA CORPORATION
                                              OF CHICAGO FM

/s/ John D. Watson, Jr.                     BY: /s/ Scott K. Ginsburg
-----------------------                       -------------------------
 Assistant Secretary                          Scott K. Ginsburg,
                                              President

Corporate Seal

                     CERTIFICATE OF THE ASSISTANT SECRETARY
                                       OF
                          EVERGREEN MEDIA CORPORATION
                                 OF CHICAGO FM
                            (a Delaware Corporation)


     I, John D. Watson, Jr., the Assistant Secretary of Evergreen Media Corporation of Chicago FM, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Assistant Secretary under the corporate seal of said corporation, was duly approved and adopted by the written consent of the holder of all of the outstanding stock entitled to vote thereon.

     WITNESS my hand and seal of said Evergreen Media Corporation of Chicago FM this 27th day of June, 1988.


(SEAL)                                        /s/ John D. Watson, Jr.
                                              -----------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000)shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or re-peal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ Eve M. Ellison
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator

                               STATE OF DELAWARE

                                   [PICTURE]

                          OFFICE OF SECRETARY OF STATE

                              --------------------

          I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF "H&G COMMUNICATIONS OF CHICAGO FM, INC." A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF HAWAII, MERGING WITH AND INTO "EVERGREEN MEDIA CORPORATION OF CHICAGO FM", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "EVERGREEN MEDIA CORPORATION OF CHICAGO FM" AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 9:15 O'CLOCK A.M.

          AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.



[SEAL]                                  /s/ MICHAEL HARKINS

                                        ----------------------------------------
                                          Michael Harkins, Secretary of State

888182025                               AUTHENTICATION: 1770354

                                                  DATE: 06/30/1988

                         PLAN AND AGREEMENT OF MERGER

     AGREEMENT OF MERGER made this 27th day of June, 1988, between H&G Communications of Chicago FM, Inc., a Hawaii corporation, hereinafter called H&G of Chicago FM, and Evergreen Media Corporation of Chicago FM, a Delaware corporation, hereinafter called the Company.

     WHEREAS, H&G of Chicago FM has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Company has an authorized capital stock consisting of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares have been duly issued and are now outstanding, and

     WHEREAS, the Board of Directors of H&G of Chicago FM and the Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their mutual sole shareholder, H&G Communications, Inc., that H&G of Chicago FM merge with the Company under and pursuant to the provisions of the Business Corporation Act of the State of Hawaii and of the General Corporation Law of the State of Delaware.

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

     1. Merger. H&G of Chicago FM shall be and, subject to compliance with the laws of the States of Hawaii and Delaware as set forth below, it hereby is merged into the Company.

     2. Effective Date. This Agreement of Merger shall become effective immediately upon compliance with all requirements to effectiveness under the laws of the States of Hawaii and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

     3. Surviving Corporation. The Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of H&G of Chicago FM shall cease forthwith upon the Effective Date.

     4. Authorized Capital. The authorized capital stock of the Company following the Effective Date shall be 1,000 shares of Common Stock, par value $1.00 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

     5. Certificate of Incorporation. The Certificate of Incorporation of the Company as of the date hereof, which is set forth as Appendix A hereto, shall be the Certificate of Incorporation of the Company following the Effective Date until such time, if ever, when the same shall be amended in accordance with its terms and with the laws of the State of Delaware.

     6. Bylaws. The Bylaws of the Company as they exist on the Effective Date shall be the Bylaws of the Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     7. Board of Directors and Officers. The members of the Board of Directors and the officers of the Company immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Further Assurance of Title. If at any time the Company shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Company any right, title or interest of H&G of Chicago FM held immediately prior to the Effective Date, H&G of Chicago FM and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in the Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of H&G of Chicago FM or otherwise.

     9. Retirement of Organization Stock. Forthwith upon the Effective Date, each of the 1,000 shares of the Common Stock of the Company presently issued and outstanding shall be retired, and no shares of the Common Stock or other securities of the Company shall be issued in respect thereof.

    10. Conversion of Outstanding Stock. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of H&G of Chicago FM and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Company, and each certificate nominally representing shares of Common Stock of H&G of Chicago FM shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Company.

     11. Rights and Liabilities of the Company. At and after the effective time of the merger, the Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the parties hereto; all debts due to H&G of Chicago FM or whatever account shall be vested in the Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in H&G of Chicago FM shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective parties hereto shall thenceforth attach to the Company and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     12. Book Entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Company in accordance with the following:

          (a) The assets and liabilities of H&G of Chicago FM shall be recorded at the amounts at which they are carried on the books of H&G of Chicago FM immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 1,000 shares of Common Stock of the Company presently issued and outstanding.

          (b) There shall be credited to the Retained Earnings Account an amount equal to that carried on the Retained Earnings Account of H&G of Chicago FM immediately prior to the Effective Date.

     13. Service of Process on the Company. The Company agrees that it may be served with process in the State of Hawaii in any proceeding for enforcement of any obligation of H&G of Chicago FM as well as for the enforcement of any obligation of the Company arising from the merger.

     14. Plan of Reorganization. This Agreement of Merger constitutes a Plan of Reorganization to be carried out in the manner, on the terms and subject to the conditions herein set forth.

     15. Counterparts. This Agreement of Merger may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by an officer thereunto duly authorized and attested by the Secretary or Assistant Secretary and its corporate seal to be hereunto affixed.


ATTEST:                                 H&G COMMUNICATIONS OF
                                          CHICAGO FM, INC.
/s/
--------------------------------        BY: /s/ Earl McDaniel
           Secretary                        -------------------------------
                                            Earl McDaniel,
                                            Chairman of the Board

Corporate Seal

ATTEST:                                 EVERGREEN MEDIA CORPORATION
                                          OF CHICAGO FM
/s/ John D. Watson, Jr.
--------------------------------        BY: /s/ Scott K. Ginsburg
      Assistant Secretary                   -------------------------------
                                            Scott K. Ginsburg,
                                            President

Corporate Seal

                     CERTIFICATE OF THE ASSISTANT SECRETARY
                                       OF
                          EVERGREEN MEDIA CORPORATION
                                 OF CHICAGO FM
                            (a Delaware Corporation)


     I, John D. Watson, Jr., the Assistant Secretary of Evergreen Media Corporation of Chicago FM, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Assistant Secretary under the corporate seal of said corporation, was duly approved and adopted by the written consent of the holder of all of the outstanding stock entitled to vote thereon.

     WITNESS my hand and seal of said Evergreen Media Corporation of Chicago FM this 27th day of June, 1988.


(SEAL)                                        /s/ John D. Watson, Jr.
                                              -----------------------------
                                              Assistant Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000)shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or re-peal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ EVE M. ELLISON
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     FIRST.    The name of this corporation is:
               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders for common stock on the basis on one vote per share, on all matters required or permitted to be approved by vote of the corporations's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or re-peal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1998.



                                        /s/Eve M. Ellison
                                        -----------------
                                        Eve M. Ellison
                                        Incorporator

                               STATE OF DELAWARE

                                   [PICTURE]


                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF EVERGREEN MEDIA CORPORATION OF CHICAGO FM FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.









[SEAL]                                       /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State


                                                    AUTHENTICATION:  1758947
                                                              DATE:  06/23/1988

                               STATE OF DELAWARE

                                   [PICTURE]


                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF EVERGREEN MEDIA CORPORATION OF CHICAGO FM FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.















[SEAL]                                       /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State


                                                    AUTHENTICATION:  1758946
                                                              DATE:  06/23/1988

                          CERTIFICATE OF INCORPORATION

                                       OF

                   EVERGREEN MEDIA CORPORATION OF CHICAGO FM


     FIRST.    The name of this corporation is:

               EVERGREEN MEDIA CORPORATION OF CHICAGO FM

     SECOND.   The address of its registered office in the State of Delaware is
1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.   The corporation shall have authority to issue one thousand
(1,000) shares of common stock, with a par value of $1.00 per share. All voting rights and powers shall be vested exclusively in the holders of common stock on the basis of one vote per share, on all matters required or permitted to be approved by vote of the corporation's stockholders.

     FIFTH.    The name and mailing address of the incorporator is:

               Eve M. Ellison
               LATHAM & WATKINS
               1001 Pennsylvania Avenue, N.W.
               Washington, D.C. 20004

     SIXTH.    The name of the person who is to serve as the initial director of the corporation until his successor is elected and qualified, is:

               Scott K. Ginsburg

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or re-peal the by-laws of the corporation.

     EIGHTH.   Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     NINTH.    No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     TENTH.    The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 20th day of June, 1988.


                                                         /s/ EVE M. ELLISON
                                                         -----------------------
                                                         Eve M. Ellison
                                                         Incorporator